LEASE AGREEMENT


                                    Between

                           ACBEL TECHNOLOGIES, INC.,
                                 as "Landlord"


                                      and

                           BELL MICROPRODUCTS, INC.,
                                  as "Tenant"


                                  BASIC LEASE INFORMATION
Lease Date:                       For identification purposes only, the date of this Lease is
                                  August 1, 1999

Landlord:                         ACBEL TECHNOLOGIES, INC., DBA SUN MOON STAR, a
                                  California corporation

Tenant:                           BELL MICROPRODUCTS, INC., a California corporation

Building Address:                 1941 Ringwood Avenue
                                  San Jose, California 95131
Rentable Area of
Building:                         Approximately 56,840 square feet

Premises Address:                 1941 Ringwood Avenue, Suite 200
                                  San Jose, California 95131
Rentable Area of
Premises:                         Approximately 22,868 square feet

Term:                             September 1, l999 through December 31, 2002

Scheduled                         September 1, 1999
Commencement Date:

Expiration Date:                  December 31, 2002

Base Rent:                        Commencement Date through 5/31/2000: $28,585.00 per month
                                  (based upon a monthly rate of $1.25 per rentable square foot in the
                                  Premises)
                                  6/1/2000 -- 5/31/2001: $30,871.80 per month (based upon a
                                  monthly rate of $1.35 per rentable square foot in the Premises)
                                  6/1/2002 -- 5/31/2002: $33,158.60 per month (based upon a
                                  monthly rate of $1.45 per rentable square foot in the Premises)
                                  6/1/2002 -- 12/31/2002 $34,302.00 per month (based upon a
                                  monthly rate of $1.50 per rentable square foot in the Premises)

Permitted Use:                    Marketing, research and development, storage and distribution of pc-related products, administrative and general office, but only to the extent  permitted  by the City of San Jose and  County  of Santa
                                  Clara  and all agencies and governmental authorities having jurisdiction thereof.

Maintenance,                      This is a "triple net lease" where Tenant is responsible for
Operating Costs and               maintenance, operating costs and taxes, all in accordance with the
Taxes:                            applicable provisions of the Lease.
Security Deposit:                 $34,302.00

Landlord's Address                1941 Ringwood Avenue, Suite 200
until Commencement                San Jose, CA 95113
Date:
                                  with a copy to:

                                  General Counsel Associates LLP
                                  1891 Landings Drive
                                  Mountain View, CA 94043
                                  Attn:   Naomi A. Vargas


                                      -1-


Tenant's Address:                 1941 Ringwood Avenue, Suite 100
                                  San Jose, CA 95131


Broker(s):                        None

Exhibits:
--------
Exhibit A: The Premises
Exhibit B: Expansion Space



        The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.

         THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease
Information ("Landlord"), and the Tenant identified in the Basic Lease Information ("Tenant"). Landlord and Tenant hereby agree as follows:

1. PREMISES. In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements terms and conditions to be performed by Tenant in this Lease, Landlord does hereby lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises described in the Basic Lease Information (the "Premises"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated. The Premises demised by this Lease consists of a building identified in the Basic Lease Information (the "Building"). The Premises has the address and contains the square footage specified in the Basic Lease Information. The location and dimensions of the Premises are depicted on the attached Exhibit A incorporated herein by this reference. Tenant shall also have the exclusive right to use the parking areas appurtenant to the Building. The Building, together with the parking facilities serving the Building ("Parking"), and the parcel of land on which the Building and the Parking are situated are collectively referred to herein as the "Property".

2.       TERM; POSSESSION.

         2.1 Term. The term of this Lease (the "Term") shall commence on the date set forth in the Basic Lease Information ("Commencement Date"), and shall expire on the date set forth in the Basic Lease Information (the "Expiration Date").

         2.2 Delivery and Acceptance of Possession. It is specifically agreed between the parties that Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and /or improvements to the Premises in order for this Lease to commence, or thereafter, throughout the term of this Lease except as expressly set forth in this Lease. Tenant shall accept the Premises as being in good condition and repair and shall accept the Premises and the improvements therein in the condition that exists at the Commencement Date and without any representation or warranty by Landlord as to the condition of the Premises or as to the compliance of the Premises, or any portion thereof, with environmental laws, seismic and earthquake requirements, the Americans with Disabilities Act of 1990, applicable zoning, municipal, county, state, and federal laws, ordinances and regulations or any covenants or restrictions of record (collectively, "Applicable Laws"), or as to the present and future suitability of the Premises for Tenant's intended use. Tenant has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefor as the same relate to Tenant's occupancy of the Premises and/or the terms of this Lease. Neither Landlord, nor any of Landlord's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this lease.

         2.3 Delay in Delivery of Possession. Tenant acknowledges that Landlord is in the process of locating replacement premises in order to accomodate Tenant's expansion needs. If for any reason including the failure of Landlord to locate new premises for its business operations, Landlord cannot deliver possession of the Premises to Sublessee for any reason whatsoever, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Tenant shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. Notwithstanding the foregoing, if possession of the Premises is not delivered to Tenant within 90 days following the scheduled Commencement Date, Tenant or Landlord may elect to terminate this Lease upon written notice to the other and Landlord shall promptly refund all monies previously tendered by Tennant.


3.       RENT.

         3.1 Base Rent. Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable shall be paid upon Tenant's execution of this Lease and Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month. All Rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at Landlord's Address as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate. If the Basic Lease Information provides for any change in Base Rent by reference to years or months (without specifying particular dates), the change will take effect on the applicable monthly anniversary of the Commencement Date.

         3.2 Additional Rent. This Lease is intended to be a triple-net Lease with respect to Landlord; and except as specifically provided for herein, the Base Rent owing hereunder shall not to be reduced, offset or diminished, directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Property or any part thereof. Base Rent and all other sums owing to Landlord under this Lease shall be considered to be additional rent (collectively
"Additional Rent"). Any items of Additional Rent which would be properly capitalized shall be amortized over the useful life of the item in question in accordance with generally accepted accounting principles, and Tenant shall pay the amortized cost thereof to Landlord, together with interest thereon at the rate of eight percent (8%) per annum. on a monthly basis during the Lease Term. Tenant shall pay Additional Rent to Landlord within thirty (30) days after written demand.

         3.3 Security Deposit: Upon execution of this Lease, Tenant shall deposit with Landlord the amount set forth in the Basic Lease Summary as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (a) to remedy any default by Tenant in the payment of rent; (b) to repair damage to the Premises caused by Tenant which is not repaired by Tenant within any applicable notice and cure periods; (c) to clean the Premises upon termination of the Lease; and (d) to remedy any other default of Tenant to the extent permitted by Law, and in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord shall pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit.

         3.4 Relocation Fee. In order to accommodate Tenant's request to lease the Premises, which are currently occupied by Landlord, Landlord is agreeing to relocate its business operations to another location. As consideration for such relocation, Tenant agrees to pay to Landlord, concurrently with the execution of this Lease, the sum of Thirty-Two Thousand Five Hundred Dollars ($32,500.00).

4.       MAINTENANCE AND REPAIRS.

         4.1 Tenant=s Obligations. Tenant currently is leasing the remaining portion of the Building (i.e., Suite 100) under a Lease dated March 17, 1992, as subsequently amended ("Suite 100 Lease"). By leasing the Premises under this Lease, Tenant will be the only tenant in the Building, and accordingly, Tenant agrees that, except as provided in Section 4.2 below, Tenant shall be responsible to clean, maintain and repair the entire Property and all improvements thereon, including, without limitation, landscaping (including cleaning the parking lot and sidewalks), all interior areas of the Building, which shall include periodic janitorial service; repair-maintenance, and replacement of the lighting and plumbing fixtures; the restrooms serving the Building; any interior stairways in the Building; the interior and exterior glass, plate glass and skylights; interior walls; floor coverings; ceiling (ceiling tiles and grid); Alterations; fire extinguishers; outlets and fixtures and any appliances in the Building, in a first class condition, and keep the Building in a clean, safe and orderly condition. Prior to the Commencement Date, Tenant shall provide Landlord with a copy of a service contract with a licensed commercial heating, ventilating and air-conditioning maintenance company (which contract and company shall be subject to Landlord=s prior approval, which shall not be unreasonably withheld or delayed), to maintain, on an ongoing basis (at least quarterly), the heating, ventilating and air-conditioning system ("HVAC") serving the Building. Tenant shall be responsible for all repairs and maintenance of the Building Systems. To the extent that the provisions in the Suite 100 Lease regarding the maintenance, repair and replacement obligations of the parties with respect to the Property or any portion thereof conflict with this Article 4, the provisions of this Section 4 shall prevail.

         4.2 Landlord=s Obligations. Landlord shall assign to Tenant all rights Landlord may have to reimbursement from others for the repairs and maintenance to be performed by Tenant, whether pursuant to a warranty, guarantee, insurance policy or other claim. Except to the extent necessitated by the negligent acts or omissions or willful misconduct of Tenant, its agents, employees or contractors, or Tenant=s misuse of the Building, Landlord shall (a) maintain, repair and replace, if necessary, at its sole cost, or permit Tenant to perform, under the direction and at the cost of Landlord, the structural elements of the Building, (which shall consist of the beams, columns, bearing walls, roof structure, and foundations), (b) replace, if necessary, at its sole cost, or permit Tenant to perform, under the direction and at the cost of Landlord, the HVAC compressor serving the Building, and (c) maintain, repair and replace, if necessary, subject to reimbursement by Tenant as Additional Rent, the roof membrane, including the plywood sheathing, the plumbing and electrical systems, the hardscape (consisting of the parking lot and sidewalks), and the exterior walls of the Building. Any such repairs performed by Tenant under (b) above shall require the approval of Landlord, which approval shall not be unreasonably withheld. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(1), 1941 and 1942, that allows a tenant to make repairs at its landlord=s expense. It is the intention of the parties that the terms of this Lease govern the respective obligations of the parties as to maintenance and repair of the Building, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

    4.3 Landlord=s Rights. Landlord hereby reserves the right, upon 48 hours prior oral or written notice to Tenant (or without notice in the event of an emergency) from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant=s obligations under this Lease:


                  (a) To make alterations, additions, repairs, improvements to or in all or any part of the Premises, the fixtures and equipment therein, and the Premises Systems (except that Landlord shall not have any right under this provision to materially reduce the size of the Premises, or permanently, materially and adversely affect Tenant=s access to and use of the Premises, except only as may be required to comply with Laws or as a result of any fire or other casualty, or Condemnation);

                  (b) To change the Premises=name or street address; and

                  (c) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Premises relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Premises (collectively AControls=), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Premises related thereto; provided, that Tenant shall not be required to comply with any such Controls requiring capital improvements to the Premises unless such improvements are required solely due to Tenant's particular use of the Premises.

                  (d) In exercising its rights under this Section 7.3, Landlord agrees to use reasonable efforts to minimize any interruption to or disruption of Tenant=s use of the Premises.

5.       USE AND COMPLIANCE WITH LAWS.

         5.1 Limitation on Use: Tenant shall not use the Premises for any use other than the Permitted Use specified in the Basic Lease Summary, without the prior written consent of Landlord which will not be unreasonably withheld. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of
Tenant's Trade Fixtures and Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage any portion of the Property, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system, the HVAC equipment, mechanical, plumbing, electrical, fire protection, life safety, security or other systems in the Building (collectively, "Building Systems"), or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Applicable Laws. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances. Tennant shall not conduct on any portion of the Premises or the Property any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.

         5.2 Compliance with Regulations: Tenant shall not use the Premises in any manner which violates any Applicable Laws which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and all recorded covenants, conditions and restrictions relating to the Property (collectively, "Private Restrictions"). Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant's Alterations or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy, except as may be permitted by Landlord in writing after Tenant's disclosure of the prohibited article and the means by which Tenant shall protect the Premises from fire or other casualty. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease. Notwithstanding anything to the contrary in this Lease, Tenant shall not be required to cause the Premises to comply with any Laws or Private Restrictions requiring structural changes to the Premises unless the compliance with such Laws or Private Restrictions is necessitated solely due to Tenant's particular use of the Premises.

         5.3  Outside  Areas:  No  materials,  supplies,  tanks  or  containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

         5.4 Signs: Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, Landlord agrees that Tenant may install a monument sign on the Property similar to the monument sign located at Tenant's other facility in Santa Clara Valley. All signs approved permitted to be placed on the Premises, the Building and the Property shall strictly conform to all Applicable Laws and shall be installed at the expense of Tenant. Tenant shall maintain such signs in good condition and repair. At the expiration or earlier termination of this Lease, Tenant shall remove all of its signs and repair and damage caused as a result.

         5.6 Hazardous Materials.

                  (a) As used in this  Lease,  the  term  "Hazardous  Materials"
shall mean and include any substance that is or contains (1) any "hazardous substance" as now or hereafter defined in ss. 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. ss. 9601 et seq.) or any regulations promulgated under CERCLA; (2) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. ss. 6901 et seq.) or any regulations promulgated under RCRA; (3) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. ss. 2601 et seq.) or any regulations promulgated under TSCA; (4) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons;
(5) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) lead and lead-containing materials; or (8) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

         (b) As used in this Lease, the term "Environmental Laws" shall mean and include (1) CERCLA, RCRA and TSCA; and (2) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (C) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

         (c) Tenant agrees that during its use and occupancy of the Premises it will (1)) not release, store, transport, generate, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Property; or authorize Tenant's Agents or anyone else under its control to do so, (2) comply with all Environmental Laws relating and the use of Hazardous Materials on or about the Premises by Tenant or Tenant's Agents and not engage in or permit others under its control to engage in any activity at the Premises in violation of any Environmental Laws; and (3) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Property relating to any Hazardous Materials or under any Enviornmental Laws or (B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this
Section 5.6.

         (d) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Property, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (1) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (2) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Property.

         (e) If Tenant's business operations involve the use of Hazardous Materials other than the normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (1) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); and (2) to retain each year by no later than the Anniversary Date a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within sixty (60) days after each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant that were caused by Tenant or Tenant's agents, employees, contractors, or invitees or the agents, employees, contractors or invitees of Tenant's subtenants (collectively, "Tenant's Agents") and promptly provide Landlord with documentation of all such corrections.

         (f) Upon reasonable notice to Tenant, Landlord may inspect the Premises and surrounding areas for the purpose of determining whether there exists on or about the Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. In the event (1) such inspections reveal the presence of any such Hazardous Material or other condition or activity caused by Tenant or Tenant's Agents in violation of the requirements of this Lease or of any Environmental Laws, or (2) Tenant or its Agents cause or permit the presence of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Property or exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Property, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Tenant agrees to give Landlord at least sixty (60) days' prior notice of its intention to vacate the Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

         (g) Landlord shall have the right, but not the obligation, prior to a Default upon five (5) days written notice (or without notice in the event of an emergency or to prevent imminent injury or damage) or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Property in violation of Tenant's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials caused by Tenant or Tenant's Agents or contamination by Hazardous Materials caused by Tenant or Tenant's Agents. To the extent such costs and expenses are not incurred in response to any action taken or order issued by any governmental agency or authority, Landlord agrees to exercise its rights under this Section 5.6(g) prudently and to incur reasonable expenditures in connection therewith. All such costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Section 5.6, shall be payable by Tenant upon demand.

         (h) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Premises. Tenant's obligations and liabilities pursuant to the provisions of this Section 5.6 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, and/or the Property is not in compliance with the provisions of this Lease with respect to Hazardous Materials caused by Tenant or Tenant's Agents, including, without limitation, all Environmental Laws, at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials caused by Tenant or Tenant's Agents except for normal wear and tear, including, without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "normal wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, and/or the Property in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 19 of this Lease.

         (i) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises, the Building or the Property, liabilities and expenses (including reasonable attorney's fees)) sustained by Landlord attributable to
(1) any Hazardous Materials caused or permitted to be placed on or about the Premises, the Building or the Property by Tenant or Tenant's Agents, or (2) Tenant's breach of any provision of this Section 5.6. Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, losses (including reasonable attorney's fees) sustained by Tenant attributable to any Hazardous Materials caused or permitted to be placed on or about the Premises, the Building or the Property by Landlord or Landlord's agents, employees, contractors or invitees.

        (j) Landlord represents and warrants to Tenant that (A) to its actual knowledge as of the Lease Date specified in the Basic Lease Information, Landlord has not received any written notice of any action, proceeding or claim that is pending or threatened regarding the presence of any Hazardous Materials on the Property or the failure of the Property to comply with any Environmental Laws; and (B) Landlord has not caused any Hazardous Materials to be released, used, stored or disposed of in violation of Environmental Laws in those Premises delivered to Tenant on the Commencement Date of this Lease.

         (k) The provisions of this Section 5.6 shall survive the expiration or earlier termination of this Lease.

6.       TENANT IMPROVEMENTS & ALTERATIONS.

         6.1 Alterations. Tenant shall not make any alterations, improvements or changes to the Premises, including installation of any security system or telephone or data communication wiring, ("Alterations"), without Landlord's prior written consent. Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all Applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all Applicable Laws and necessitated by Tenant's work); and (v) subject to all conditions which Landlord may in Landlord's discretion impose. Such conditions may include requirements for Tenant to: (i) provide payment or performance bonds or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals); (ii) use contractors or subcontractors designated by Landlord; and (iii) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with Applicable Laws or other requirements. Except as otherwise provided in
Landlord's consent, all Alterations shall upon installation become part of the realty and be the property of Landlord. No consent shall be required for any Alteration which does not affect basic Building Systems, the structure of the Building or any portion of the Building other than the interior of the Building, provided that the particular Alteration together with all other Alterations made within twelve (12) months of the particular Alteration, does not cost more than $25,000.00. Tenant shall be required to provide

Landlord with thirty (30) days prior written notice of its intent to construct any Alteration so that Landlord may post a notice of nonresponsibility.

         6.2 Additional Requirements. Before making any Alterations for which Landlord's consent is required, Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

         6.3 Liens. Tenant shall keep the Premises and the Property free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2 - Interest). Tenant shall give
Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

         6.4 Trade Fixtures. Subject to the provisions of Section 5 - Use and Compliance with Laws and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("Trade Fixtures") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.       REAL PROPERTY TAXES

         7.1 Real Property Taxes Defined: The term "Real Property Taxes" shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Property (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Property, the gross receipts, income, or rentals from the Property, or the use of parking areas, public utilities, or energy within the Property. If at any time during the Lease Term the method of taxation or assessment of the Property prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Property or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Property, on Landlord's business of leasing the Property, or computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources. Notwithstanding the foregoing, during the initial term of this Lease, Landlord agrees that Tenant shall not be responsible to pay for any tax or charge measured by the gross receipts, income or rentals from the Property.

         7.2 Payment of Taxes. Tenant shall pay the Real Property Taxes applicable to the Property during the term of this Lease. Subject to Section 7.3, all such payments shall be made at least ten (10) days prior to any delinquency date. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Tenant's share of such taxes shall be prorated to cover only that portion of the tax bill applicable the period that this Lease is in effect, and Landlord shall reimburse Tenant for any overpayment within thirty (30) days after receipt of the tax bill establishing the overpayment. If Tenant shall fail to pay any required Real Property Taxes, Landlord shall have the right to pay the same and Tenant shall reimburse Landlord therefor upon demand together with interest thereon at the Interest Rate.

         7.3 Advance Payment. In the event Tenant incurs a penalty on any delinquent payment of Real Property Taxes, Landlord may, at its option, estimate the current Real Property Taxes and require that such taxes be paid in advance to Landlord by Tenant, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Landlord elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual installment of tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicabl taxes. If the amount collected by Landlord is insufficient to pay such Real Property Taxes when due, Tenant shall pay Landlord upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Landlord under this Section 7.3 may be intermingled with other moneys of Landlord and shall not bear interest.

         8. TENANT'S TAXES. "Tenant's Taxes" shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Property, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("Rental Tax"), and (c) any increase in Taxes attributable to inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant's Taxes before delinquency (and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement. Notwithstanding the foregoing, during the initial term of this Lease, Landlord agrees that Tenant shall not be responsible to pay for any Rental Tax.

9.       UTILITIES.

         9.1 Payment for Utilities and Services. Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service.

         9.2 Interruption of Services. In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason, such service failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease. Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability.

10.      EXCULPATION AND INDEMNIFICATION.

         10.1 Tenant's Indemnification of Landlord. Tenant shall indemnify, protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same (the "Claims") arising from (a) the acts or omissions of Tenant or Tenant's Agents in or about the Property, or (b) any construction or other work undertaken by Tenant on the Property (including any design defects), or (c) any breach or default under this Lease by Tenant, or (d) any loss, injury or danmge, howsoever and by whomsoever caused, to any person or property, occurring in or about the Property during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or grossly negligent acts or omissions of Landlord or its authorized representatives.

         10.2 Damage to Tenant and Tenant's Property. Landlord shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Property from any cause (including defects in the Property or in any equipment in the Property; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property). Tenant hereby waives all claims against Landlord for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, excluding any loss, injury or damage caused solely by Landlord's gross negligence or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

         10.3 Survival. The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.

11.      INSURANCE

        11.1   Tenant's Insurance.

                  (a) Liability Insurance. Tenant shall maintain in full force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined, Four Million Dollars ($4,000,000.00) annual general aggregate, and One Million Dollars ($1,000,000.00) products and completed operations annual aggregate. Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property; (v) extend coverage to cover liability for the actions of Tenant's Agents; and (iv) designate separate limits for the Property. Each policy of liability insurance required by this Section shall: (i) contain a cross liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies. All endorsements effecting such additional insured status shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

                  (b) Property Insurance; Business Interruption. Tenant shall at all times maintain in effect with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property. Tenant also shall carry business interruption insurance covering direct or indirect loss of Tenant=s earnings attributable to Tenant=s inability to use fully or obtain access to the Premises, or as a result of the interruption of Tenant=s business for any reason.

                  (c) Requirements For All Policies. Each policy of insurance required under this Section 11.1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or modification of insurance coverage. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Property is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

                  (d) Updating Coverage. Tenant shall increase the amounts of insurance as required by any Mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord's insurance broker, if, in the reasonable opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

                  (e) Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

         11.2 Landlord's Insurance. Subject to reimbursement by Tenant within ten (10) days after delivery of written demand, during the Term of this Lease Landlord shall maintain in effect insurance on the Building with responsible insurers, on an "all risk" or "special form" basis, insuring the Building in an amount equal to 100% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

         11.3 Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy is required to be carried by either of the parties hereunder which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by Section 11.1; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance  maintained or provided by Tenant to satisfy the  requirements of
Section 11.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

12.       DAMAGE OR DESTRUCTION.

         12.1 Landlord's Duty to Repair.

                  (a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then Applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of (i) insurance proceeds which are actually received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations, plus
(ii) deductibles which shall be paid by Tenant upon demand in the event the casualty is caused by the negligent act or omission or willful misconduct of Tenant or Tenant's Agents.

                  (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

         12.2 Landlord's Right to Terminate. Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:

                  (a) If, in the reasonable judgment of Landlord, the Building cannot be substantially repaired and restored under Applicable Laws within one
(1) year from the date of the casualty;

                  (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

                  (c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Property; or

                  (d) If the fire or other casualty occurs during the last year of the Term (including any extension thereof), provided that the cost to repair and restore the Building would exceed five percent (5%) of the full replacement cost of the Building.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice within sixty
(60) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

         12.3 Tenant's Right to Terminate. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than two hundred seventy (270) days after the date of the casualty, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty
(30) days after Landlord's notice to Tenant pursuant to Section 12.2 - Landlord's Right to Terminate.

         12.4 Waiver. Landlord and Tenant each hereby waive the provisions of California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate.

13.      CONDEMNATION.

         13.1 Definitions.

                  (a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

                  (b) "Condemnation" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

                  (c) "Date of Condemnation" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

         13.2 Effect on Lease.

                  (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

                  (b) If twenty-five percent (25%) or more of the Property or of the parcel(s) of land on which the Building is situated or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an industrial building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

                  (c) If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

                  13.3 Restoration. If this Lease is not terminated as provided in Section 13.2 - Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then Applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

         13.4 Abatement and Reduction of Rent. If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

         13.5 Awards. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensatlon for Tenant's personal property, Trade Fixtures or Alterations.

         13.6 Waiver. Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property.

14.      ASSIGNMENT AND SUBLETTING

         14.1 Landlord's Consent Required. Tenant shall not assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "Transfer"), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 14) shall not be unreasonably withheld. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer; provided, however, that any sale of Tenant's capital stock through a public exchange shall not be deemed an assignment subletting or other transfer of this Lease or the Premises requiring Landlord's consent. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant's interest under this Lease.

         14.2 Reasonable Consent.

                  (a) Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "Proposed Transferee"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under
Section 14.7 - Landlord's Right to Space.

                  (b)  Tenant   acknowledges   and  agrees  that,   among  other
circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for

Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee's business operating ability or history, reputation or creditworthiness or the nature or character of the business to be conducted by the Proposed Transferee at the Premises, (iii) the Proposed Transferee is a governmental agency or unit or an existing tenant in the Property, (iv) the use of the Premises by the Proposed Transferee is not included within the uses permitted by Tenant under this Lease; (v) Tenant is in default of any obligation of Tenant under this Lease beyond any applicable cure period, or Tenant has defaulted under this Lease on three (3) or more occasions at any time during the Lease Term; (vi) the Proposed Transferee intends to use, store or generate Hazardous Materials which Landlord in its sole discretion determines may violate the terms of Section 5.6 hereof, or (vi) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Property or increasing the expenses associated with operating, maintaining and repairing the Property.

         14.3 Excess Consideration. If Landlord consents to the Transfer, Tenant shall pay to Landlord as additional rent, within ten (10) days after receipt by Tenant, fifty percent (50%) of any consideration paid by any transferee (the "Transferee") for the Transfer, including, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space. Notwithstanding the foregoing, during the initial term of this Lease, Tenant shall not be obligated to pay to Landlord any excess consideration arising out of a Transfer.

         14.4 No Release Of Tenant. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, Whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

         14.5 Expenses and Attorneys' Fees. Tenant shall pay to Landlord on demand all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord's rights in connection with, any security interest in any of Tenant's property at the Premises).

         14.6 Effectiveness of Transfer. Prior to the date on which any permitted Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

         14.7 Landlord's Right to Space. In addition to Landlord's right to approve or disapprove any proposed Transfer, if Tenant notifies Landlord that it desires to enter into a Transfer, Landlord, in lieu of consenting to such Transfer, may elect (i) in the case of an assignment or a sublease of the entire Premises, to terminate this Lease, or (ii) in the case of a sublease of less than the entire Premises, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's share of Additional Rent under this Lease shall be proportionately reduced) on the date the Transfer was proposed to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises. Notwithstanding the foregoing, during the initial term of this Lease, Landlord shall not be entitled to make either of the elections set forth in this Section 14.7.

         14.8 Assignment of Sublease Rents. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

         14.9 Permitted Transfers. Notwithstanding anything to the contrary herein, Tenant may, without Landlord's prior written consent, sublet the Premises or assign the Lease to ("Permitted Transferee") (a) a subsidiary, affiliate, franchisee, division or corporation controlled or under common control with Tenant; (b) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action, provided such successor corporation has a net worth at the time of the applicable sublease or assignment of no less than Tenant's net worth on the Commencement Date of this Lease; and (c) a purchaser of substantially all of Tenant's assets as a going concern. Except for the requirement that Tenant first obtain the written consent of Landlord, all other terms and provisions of this Lease, including Section 14.3, shall apply to any assignment or sub1ease to a Permitted Transferee as if Landlord had consented to or approved such assignment or sublease, and any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Tenant shall provide Landlord with the following no later than ten
(10) days prior to the effective date of the proposed assignment or subletting to a permitted Transferee: (x) the name and address of the Permitted Transferee,
(y) a copy of the proposed sublet or assignment agreement, including the material terms and conditions thereof, and (z) with respect to any Permitted Transferees described in subsection (b) above, satisfactory evidence of the net worth of the Permitted Transferee. In no event shall any Permitted Transferee conduct any use in the Premises or portion thereof which conflicts with the provisions of Section 5.1 of this Lease.

15.      DEFAULT AND REMEDIES.

         15.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

                  (a) Tenant fails to make any payment of rent on the date when due, or any amount required to replenish the security deposit as provided in
Section 4 above,  if payment in full is not received by Landlord  within fifteen
(15) days after written demand.

                  (b) Tenant abandons the Premises.

                  (c) Tenant fails timely to deliver any subordination document, estoppel  certificate or financial  statement  requested by Landlord within five
(5) days after the applicable time period specified in Sections 20 - Encumbrances - and 21 - Estoppel Certificates and Financial Statements - below.

                  (d) Tenant violates the  restrictions on Transfer set forth in
Section 14 - Assignment and Subletting.

                  (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

                  (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

                  (g) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen (15)-day period, Tenant fails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

                  (h) Tenant commits a default under any provision of the Suite 100 Lease which is not cured within any applicable cure period provided for therein.

         15.2 Remedies. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

                  (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

                  (b) Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

                  (c) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

                  (d) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

16.      LATE CHARGE AND INTEREST.

         16.1 Late Charge. If any payment of Base Rent or Additional Rent is not received by Landlord within five (5) days after the date when due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to five percent (5%) of the overdue payment. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Base Rent or Additional Rent (other than interest and attorneys' fees and costs). Landlord's acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the rights or remedies available to Landlord under this Lease. Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

         16.2 Interest. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid within ten (10) days after the date when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the lesser of eighteen percent (18%) per annum or the maximum lawful rate that Landlord may charge to Tenant under Applicable laws (the "Interest Rate"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

17. WAIVER. No provisions of this Lease shall be deemed waived by either party unless such waiver is in a writing signed by such party. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

18. ENTRY, INSPECTION AND CLOSURE. Upon at least 48 hours prior oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to:
(a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) install or repair improvements for other tenants where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease, (f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19.      SURRENDER AND HOLDING OVER.

         19.1 Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation, Hazardous Materials not caused by Tenant or Tenant's Agents and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property and any Trade Fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 6.1 - Tenant Improvements & Alterations, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

         19.2 Holding Over. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. No act or omission by Landlord, other than its specific written consent, shall constitute permission for Tenant to continue in possession of the Premises, and if such consent is given or declared to have been given by a court judgment, Landlord may terminate Tenant's holdover tenancy at any time upon seven (7) days written notice. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be twice the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indenmify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20.      ENCUMBRANCES.

         20.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within fifteen (15) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

         20.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notitied in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default
(including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21.      ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

         21.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate.
If Tenant fails to deliver such certificate within ten (10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, pf Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

         21.2 Financial Statements. Within ten (10) days after written request therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant's obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee.

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. Notices shall be deemed to have been given and be effective on the earlier of (a) receipt (or refusal of delivery or receipt); or (b) one (1) business day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) business days after mailing if sent by mail in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23. ATTORNEYS' FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment.

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Tenant shall be responsible for all security measures for the Premises, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, and for Building access to prevent any threat of property loss or damage, bodily injury or business interruption. Landlord shall have no security responsibility for the Premises or the Property. Landlord, its agents and employees shall have no liability to Tenant or Tenant's Agents for the implementation or exercise of, or the failure to implement or exercise, any security measures for the Premises or the Property, or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26. FORCE MAJEURE. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

27. RULES AND REGULATIONS. Tenant shall be bound by and shall comply with any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Property, upon notice to Tenant thereof. Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the rules and regulations by any other tenant or other person.

28. LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Property at the time in question. In the event of any conveyance of title to the Property, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Property as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29.      CONSENTS AND APPROVALS

         29.1 Determination. Wherever the consent, approval, determination, or judgment of Landlord is required or permitted under this Lease, such consent, approval, determination or judgment is not to be unreasonably withheld, unless the specific provision contained in this Lease otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

         29.2 No Liability Imposed on Landlord. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or Tenant's Agents or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. BROKERS. Landlord has not engaged any broker in connection with this Lease. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Agents.

31.      ENTIRE  AGREEMENT.  This   Lease,   including  the   Exhibits  and  any
Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither

Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Property or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

32.      EXPANSION OPTION.

         32.1 Exercise of Option.  Subject to the  remaining  provisions of this
         Section 32, Tenant shall have the option and right (the "Expansion Option") to lease from Landlord the remaining space in the Building consisting of 33,972 rentable square feet and more particularly described on Exhibit B A attached hereto (the "Expansion Space") when it becomes available on June 1, 2000. Tenant shall have the right to exercise its Expansion Option by delivering to Landlord written notice of its election ("Tenant Exercise Notice") not less than six (6)months nor more than nine (9) months prior to June 1, 2000. If Tenant fails to so exercise the Expansion Option, the Expansion Option shall be of no further force or effect.

         32.2 Terms and Conditions. The Expansion Space shall be leased to Tenant upon all terms and conditions of the Lease with the following exceptions:

                  (a) The Expansion Space shall be delivered to Tenant in "as is" condition.

                  (b) Base Rent for the Expansion Space will be equal to the product of the per square foot rent applicable to the current Premises (at the time such Base Rent is calculated) under the Basic Lease Provisions multiplied by the rentable area of the Expansion Space, subject to annual adjustment as set forth in the Basic Lease Provisions.

                  (c) Base Rent and Additional Rent for the Expansion Space shall commence on June 1, 2000.

         32.3 Amendment of Lease. Within fifteen (15) days after Landlord's receipt of Tenant's Expansion Notice, Landlord and Tenant will enter into an amendment to this Lease reflecting (i) the addition of the Expansion Space to the Premises, (ii) the increase in Base Rent and Additional Rent payable under this Lease, and (iii) such other amendments as are necessary.

         32.4 Possession. Landlord shall not be liable for the failure to give possession of any of the Expansion Space by reason of holding over or retention of any third party tenant, tenants or occupants if such holding over or retention of possession is contrary to the terms and provisions of the lease of any such third party tenant, tenants or occupants with Landlord. The Landlord shall also not be liable for the failure to give possession of any Expansion Space by reason of force majeure as defined in the Lease. Any rent otherwise due by Tenant with respect to such Expansion Space shall, however, be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of any failure of Landlord to timely give possession of such Expansion Space to Tenant during such holdover period and/or during such time period as such force majeure is continuing.

         32.5 Notwithstanding any other provision or inference herein to the contrary, Tenant's rights and Landlord's obligations with respect to this option shall expire and be of no further force or effect on the earliest of (i) the occurrence of an Event of Default (as defined in Section 15 of the Lease) more than two (2) times in any thirty-six (36) month period during the Term of the Lease, (iii) an assignment of this Lease by Tenant (except to a Permitted Transferee), or (iv) a sublease of all or any portion of the Premises by Tenant.

33. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - Assignment and Subletting and Section 28 - Landlord's Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

34. AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of business entity, Tenant represents and warrants that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                                 LANDLORD:

BELL MICROPRODUCTS, INC.,               ACBEL TECI-INOLOGIES, INC.,
a California corporation                DBA SUN MOON STAR, a California
                                        corporation

By:
   --------------------------------
        Name:                           By:
             ----------------------
        Title:  VP OPERATIONS
              ---------------------     --------------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------

By:
   --------------------------------
        Name:
             ----------------------
        Title:
              ---------------------

                                   EXHIBIT A

                                  THE PREMISES








                                                             INITIALS:

                                                              Landlord  ________

                                                                Tenant  ________

                                    EXHIBIT B

                                 EXPANSION SPACE

                                                             INITIALS:

                                                              Landlord  ________

                                                                Tenant  ________


                                      -2-